UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2008, Apollo Gold Corporation (the “Company”) issued two press releases, the first of which reported the Company’s financial results for the three months ended March 31, 2009 and the second of which announced a conference call to be held on Thursday, May 21, 2009 at 10:00 A.M. MST, during which the Company will discuss its financial and operating results for the three months ended March 31, 2009.  Copies of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

Exhibit No.	Description
99.1	Press release of Apollo Gold Corporation reporting financial results for the three months ended March 31, 2009.
99.2	Press release of Apollo Gold Corporation announcing first quarter 2009 financial and operating results conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2009

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Apollo Gold Corporation reporting financial results for the three months ended March 31, 2009.
99.2	Press release of Apollo Gold Corporation announcing first quarter 2009 financial and operating results conference call.